SUPPLEMENT DATED FEBRUARY 3, 2010
TO
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Goldman Sachs Capital Growth Fund.

On April 30, 2010, the name of the Goldman Sachs Capital Growth Fund will be changed to Goldman Sachs Strategic Growth Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Accolade NY 2010